RenaissanceRe®

RenaissanceRe Holdings Ltd.
Financial Supplement
September 30, 2025

Investors:
RenaissanceRe Holdings Ltd.
Keith McCue
Senior Vice President
Finance & Investor Relations
T: +1 441 239 4830

Media Contacts:
RenaissanceRe Holdings Ltd.
Hayden Kenny
Senior Vice President
Investor Relations & Communications
T: +1 441 239 4946

Kekst CNC
Nicholas Capuano
T: +1 917-842-7859

RenaissanceRe Holdings Ltd.
Contents

RenaissanceRe Holdings Ltd.
Basis of Presentation

RenaissanceRe Holdings Ltd. (the “Company” or “RenaissanceRe”) is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Australia, Canada, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

This financial supplement includes certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”) including “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted,” “operating return on average common equity - annualized,” “tangible book value per common share,” “tangible book value per common share plus accumulated dividends,” “adjusted combined ratio,” “retained total investment result,” “retained investments, at fair value,” “retained investments, unrealized gain (loss)” and “operating (income) loss attributable to redeemable noncontrolling interests.” A reconciliation of such measures to the most comparable GAAP figures is presented in the attached supplemental financial data. See pages 28 through 38 for “Comments on Non-GAAP Financial Measures.”

All information contained herein is unaudited. Unless otherwise noted, amounts are in thousands of United States Dollars, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe.

i

Cautionary Statement Regarding Forward-Looking Statements
Any forward-looking statements made in this Financial Supplement reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company may also make forward-looking statements with respect to its business and industry, such as those relating to its strategy and management objectives, plans and expectations regarding its response and ability to adapt to changing economic conditions, market standing and product volumes, estimates of net negative impact and insured losses from loss events, competition in the industry, industry capital, and government initiatives and regulatory matters affecting the (re)insurance industries, among other things. These statements are subject to numerous factors that could cause actual results to differ materially from those addressed by such forward-looking statements, including the following: the Company’s exposure to natural and non-natural catastrophic events and circumstances and the variance they may cause in the Company’s financial results; the effect of climate change on the Company’s business, including the trend towards increasingly frequent and severe climate events; the effectiveness of the Company’s claims and claim expense reserving process; the effect of emerging claims and coverage issues; the performance of the Company’s investment portfolio and financial market volatility; the effects of inflation; the Company’s exposure to ceding companies and delegated authority counterparties and the risks they underwrite; the Company’s ability to maintain its financial strength ratings; the Company’s reliance on a small number of brokers; the highly competitive nature of the Company’s industry; the historically cyclical nature of the (re)insurance industries; collection on claimed retrocessional coverage and new retrocessional reinsurance being available; the Company’s ability to attract and retain key executives and employees; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s exposure to credit loss from counterparties; the Company’s need to make many estimates and judgments in the preparation of its financial statements; the Company’s exposure to risks associated with its management of capital on behalf of investors; changes to the accounting rules and regulatory systems applicable to the Company’s business, including changes in Bermuda and U.S. laws or regulations; the effect of current or future macroeconomic or geopolitical events or trends, including the ongoing conflicts between Russia and Ukraine, and in the Middle East; other political, regulatory or industry initiatives adversely impacting the Company; the impact of cybersecurity risks, including technology breaches or failure; the Company’s ability to comply with covenants in its debt agreements; the effect of adverse economic factors, including changes in the prevailing interest rates; the effects of new or possible future tax actions or reform legislation and regulations in the jurisdictions in which the Company operates; the Company’s ability to determine any impairments taken on its investments; the Company’s ability to raise capital on acceptable terms; the Company’s ability to comply with applicable sanctions and foreign corrupt practices laws; the Company’s dependence on capital distributions from its subsidiaries; and other factors affecting future results disclosed in RenaissanceRe’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ii

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$907,667	$1,173,644	$1,895,321	$2,033,488
Operating income (loss) available (attributable) to RenaissanceRe common shareholders (1)	$733,717	$540,322	$1,258,546	$1,827,549

Underwriting income
Gross premiums written	$2,323,626	$2,400,136	$9,900,309	$9,816,315
Net premiums written	2,057,802	2,162,504	8,271,601	8,200,588
Net premiums earned	2,433,805	2,582,969	7,566,740	7,568,194
Underwriting income (loss)	770,189	393,756	601,280	1,413,774

Net claims and claim expense ratio:
Current accident year	51.7%	64.5%	72.8%	57.4%
Prior accident years	(15.6)%	(11.3)%	(11.2)%	(6.5)%
Calendar year	36.1%	53.2%	61.6%	50.9%

Acquisition expense ratio	27.2%	26.8%	25.9%	25.9%
Operating expense ratio	5.1%	4.8%	4.6%	4.5%
Combined ratio	68.4%	84.8%	92.1%	81.3%
Adjusted combined ratio (1)	66.6%	82.4%	90.1%	78.9%

Fee income
Management fee income	$53,014	$54,945	$155,482	$166,325
Performance fee income	48,796	27,120	71,742	83,367
Total fee income	$101,810	$82,065	$227,224	$249,692

Investment results - managed
Net investment income	$438,354	$423,859	$1,256,815	$1,225,479
Net realized and unrealized gains (losses) on investments	311,890	943,745	994,550	602,507
Total investment result	$750,244	$1,367,604	$2,251,365	$1,827,986
Total investment return - annualized	8.9%	18.3%	9.0%	8.2%

Investment results - retained (1)
Net investment income	$304,617	$291,899	$869,795	$842,791
Net realized and unrealized gains (losses) on investments	257,560	786,067	928,894	510,469
Total investment result	$562,177	$1,077,966	$1,798,689	$1,353,260
Total investment return - annualized	9.2%	20.2%	9.9%	8.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

1

Financial Highlights - Per Share Data & ROE

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$19.47	$22.68	$39.60	$38.95
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$19.40	$22.62	$39.46	$38.84
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted (1)	$15.62	$10.23	$25.99	$34.86

Average shares outstanding - basic	45,845	50,959	47,106	51,439
Average shares outstanding - diluted	46,005	51,104	47,268	51,582

Return on average common equity - annualized	34.9%	47.1%	25.1%	28.8%
Operating return on average common equity - annualized (1)	28.2%	21.7%	16.7%	26.0%

	September 30, 2025	December 31, 2024
Book value per common share	$231.23	$195.77
Tangible book value per common share (1)	$214.57	$177.18
Tangible book value per common share plus accumulated dividends (1)	$243.85	$205.26

Year to date change in book value per common share plus change in accumulated dividends	18.7%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends (1)	21.8%	26.0%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

2

Summary Consolidated Financial Statements
Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenues
Gross premiums written	$2,323,626	$2,400,136	$9,900,309	$9,816,315
Net premiums written	$2,057,802	$2,162,504	$8,271,601	$8,200,588
Decrease (increase) in unearned premiums	376,003	420,465	(704,861)	(632,394)
Net premiums earned	2,433,805	2,582,969	7,566,740	7,568,194
Net investment income	438,354	423,859	1,256,815	1,225,479
Net foreign exchange gains (losses)	877	16,804	2,209	(27,694)
Equity in earnings (losses) of other ventures	12,551	5,718	50,712	32,435
Other income (loss)	705	680	4,243	799
Net realized and unrealized gains (losses) on investments	311,890	943,745	994,550	602,507
Total revenues	3,198,182	3,973,775	9,875,269	9,401,720
Expenses
Net claims and claim expenses incurred	878,820	1,373,614	4,664,701	3,849,239
Acquisition expenses	659,723	690,338	1,949,763	1,965,697
Operational expenses	125,073	125,261	350,996	339,484
Corporate expenses	23,414	26,078	70,005	100,489
Interest expense	30,582	23,809	89,461	70,522
Total expenses	1,717,612	2,239,100	7,124,926	6,325,431
Income (loss) before taxes	1,480,570	1,734,675	2,750,343	3,076,289
Income tax benefit (expense)	(148,860)	(102,012)	(280,204)	(96,536)
Net income (loss)	1,331,710	1,632,663	2,470,139	2,979,753
Net (income) loss attributable to redeemable noncontrolling interests	(415,200)	(450,176)	(548,287)	(919,734)
Net income (loss) attributable to RenaissanceRe	916,510	1,182,487	1,921,852	2,060,019
Dividends on preference shares	(8,843)	(8,843)	(26,531)	(26,531)
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$907,667	$1,173,644	$1,895,321	$2,033,488

3

Summary Consolidated Financial Statements
Consolidated Balance Sheets

	September 30, 2025	December 31, 2024
Assets
Fixed maturity investments trading, at fair value – amortized cost $23,554,856 at September 30, 2025 (December 31, 2024 – $23,750,540)	$23,772,222	$23,562,514
Short term investments, at fair value – amortized cost $6,018,765 at September 30, 2025 (December 31, 2024 – $4,532,166)	6,018,146	4,531,655
Equity investments, at fair value	1,465,833	117,756
Other investments, at fair value	4,432,389	4,324,761
Investments in other ventures, under equity method	115,597	102,770
Total investments	35,804,187	32,639,456
Cash and cash equivalents	1,701,568	1,676,604
Premiums receivable	8,130,508	7,290,228
Prepaid reinsurance premiums	1,216,757	888,332
Reinsurance recoverable	4,085,093	4,481,390
Accrued investment income	225,254	238,290
Deferred acquisition costs and value of business acquired	1,656,042	1,552,359
Deferred tax asset	705,469	701,053
Receivable for investments sold	54,571	91,669
Other assets	267,297	444,037
Goodwill and other intangibles	651,328	704,132
Total assets	$54,498,074	$50,707,550
Liabilities, Noncontrolling Interests and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$22,712,860	$21,303,491
Unearned premiums	6,986,618	5,950,415
Debt	2,229,135	1,886,689
Reinsurance balances payable	2,703,090	2,804,344
Payable for investments purchased	298,908	150,721
Other liabilities	596,038	1,060,129
Total liabilities	35,526,649	33,155,789
Redeemable noncontrolling interests	7,469,059	6,977,749
Shareholders’ Equity
Preference shares: $1.00 par value – 30,000 shares issued and outstanding at September 30, 2025 (December 31, 2024 – 30,000)	750,000	750,000
Common shares: $1.00 par value – 46,501,144 shares issued and outstanding at September 30, 2025 (December 31, 2024 – 50,180,987)	46,501	50,181
Additional paid-in capital	605,305	1,512,435
Accumulated other comprehensive loss	(13,647)	(14,756)
Retained earnings	10,114,207	8,276,152
Total shareholders’ equity attributable to RenaissanceRe	11,502,366	10,574,012
Total liabilities, noncontrolling interests and shareholders’ equity	$54,498,074	$50,707,550

Book value per common share	$231.23	$195.77

4

Underwriting and Reserves
Segment Underwriting Results

	Three months ended September 30, 2025			Three months ended September 30, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$733,274	$1,590,352	$2,323,626	$790,709	$1,609,427	$2,400,136
Net premiums written	$694,125	$1,363,677	$2,057,802	$701,222	$1,461,282	$2,162,504
Net premiums earned	$936,933	$1,496,872	$2,433,805	$994,777	$1,588,192	$2,582,969
Net claims and claim expenses incurred	(133,504)	1,012,324	878,820	329,967	1,043,647	1,373,614
Acquisition expenses	192,347	467,376	659,723	192,439	497,899	690,338
Operational expenses	86,579	38,494	125,073	77,688	47,573	125,261
Underwriting income (loss)	$791,511	$(21,322)	$770,189	$394,683	$(927)	$393,756

Net claims and claim expenses incurred:
Current accident year	$250,169	$1,008,702	$1,258,871	$621,710	$1,044,410	$1,666,120
Prior accident years	(383,673)	3,622	(380,051)	(291,743)	(763)	(292,506)
Total	$(133,504)	$1,012,324	$878,820	$329,967	$1,043,647	$1,373,614

Net claims and claim expense ratio:
Current accident year	26.7%	67.4%	51.7%	62.5%	65.8%	64.5%
Prior accident years	(40.9)%	0.2%	(15.6)%	(29.3)%	(0.1)%	(11.3)%
Calendar year	(14.2)%	67.6%	36.1%	33.2%	65.7%	53.2%
Acquisition expense ratio	20.5%	31.2%	27.2%	19.3%	31.4%	26.8%
Operating expense ratio	9.2%	2.6%	5.1%	7.8%	3.0%	4.8%
Combined ratio	15.5%	101.4%	68.4%	60.3%	100.1%	84.8%
Adjusted combined ratio (1)	14.2%	99.3%	66.6%	58.1%	97.7%	82.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

5

Underwriting and Reserves
Segment Underwriting Results

	Nine months ended September 30, 2025			Nine months ended September 30, 2024
	Property	Casualty and Specialty	Total	Property	Casualty and Specialty	Total
Gross premiums written	$4,596,042	$5,304,267	$9,900,309	$4,433,688	$5,382,627	$9,816,315
Net premiums written	$3,710,676	$4,560,925	$8,271,601	$3,457,500	$4,743,088	$8,200,588
Net premiums earned	$3,052,893	$4,513,847	$7,566,740	$2,911,694	$4,656,500	$7,568,194
Net claims and claim expenses incurred	1,481,823	3,182,878	4,664,701	757,570	3,091,669	3,849,239
Acquisition expenses	534,192	1,415,571	1,949,763	566,566	1,399,131	1,965,697
Operational expenses	222,414	128,582	350,996	206,737	132,747	339,484
Underwriting income (loss)	$814,464	$(213,184)	$601,280	$1,380,821	$32,953	$1,413,774

Net claims and claim expenses incurred:
Current accident year	$2,319,130	$3,191,206	$5,510,336	$1,228,371	$3,118,726	$4,347,097
Prior accident years	(837,307)	(8,328)	(845,635)	(470,801)	(27,057)	(497,858)
Total	$1,481,823	$3,182,878	$4,664,701	$757,570	$3,091,669	$3,849,239

Net claims and claim expense ratio:
Current accident year	76.0%	70.7%	72.8%	42.2%	67.0%	57.4%
Prior accident years	(27.5)%	(0.2)%	(11.2)%	(16.2)%	(0.6)%	(6.5)%
Calendar year	48.5%	70.5%	61.6%	26.0%	66.4%	50.9%
Acquisition expense ratio	17.5%	31.4%	25.9%	19.5%	30.0%	25.9%
Operating expense ratio	7.3%	2.8%	4.6%	7.1%	2.9%	4.5%
Combined ratio	73.3%	104.7%	92.1%	52.6%	99.3%	81.3%
Adjusted combined ratio (1)	71.8%	102.5%	90.1%	50.2%	96.8%	78.9%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

6

Underwriting and Reserves
Underwriting Results - Five Quarter Trend

	Total
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Gross premiums written	$2,323,626	$3,421,180	$4,155,503	$1,916,751	$2,400,136
Net premiums written	$2,057,802	$2,770,270	$3,443,529	$1,751,628	$2,162,504
Net premiums earned	$2,433,805	$2,412,154	$2,720,781	$2,527,566	$2,582,969
Net claims and claim expenses incurred	878,820	1,042,123	2,743,758	1,483,742	1,373,614
Acquisition expenses	659,723	642,605	647,435	678,170	690,338
Operational expenses	125,073	125,738	100,185	157,104	125,261
Underwriting income (loss)	$770,189	$601,688	$(770,597)	$208,550	$393,756

Net claims and claim expenses incurred:
Current accident year	$1,258,871	$1,311,833	$2,939,632	$1,837,218	$1,666,120
Prior accident years	(380,051)	(269,710)	(195,874)	(353,476)	(292,506)
Total	$878,820	$1,042,123	$2,743,758	$1,483,742	$1,373,614

Net claims and claim expense ratio:
Current accident year	51.7%	54.4%	108.0%	72.7%	64.5%
Prior accident years	(15.6)%	(11.2)%	(7.2)%	(14.0)%	(11.3)%
Calendar year	36.1%	43.2%	100.8%	58.7%	53.2%
Acquisition expense ratio	27.2%	26.7%	23.8%	26.8%	26.8%
Operating expense ratio	5.1%	5.2%	3.7%	6.2%	4.8%
Combined ratio	68.4%	75.1%	128.3%	91.7%	84.8%
Adjusted combined ratio (1)	66.6%	73.0%	126.4%	89.4%	82.4%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

7

Underwriting and Reserves
Property Segment Underwriting Results - Five Quarter Trend

	Property
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Gross premiums written	$733,274	$1,731,935	$2,130,833	$390,043	$790,709
Net premiums written	$694,125	$1,325,557	$1,690,994	$376,136	$701,222
Net premiums earned	$936,933	$868,010	$1,247,950	$938,658	$994,777
Net claims and claim expenses incurred	(133,504)	(7,930)	1,623,257	384,156	329,967
Acquisition expenses	192,347	174,200	167,645	191,988	192,439
Operational expenses	86,579	71,569	64,266	95,623	77,688
Underwriting income (loss)	$791,511	$630,171	$(607,218)	$266,891	$394,683

Net claims and claim expenses incurred:
Current accident year	$250,169	$258,646	$1,810,315	$732,207	$621,710
Prior accident years	(383,673)	(266,576)	(187,058)	(348,051)	(291,743)
Total	$(133,504)	$(7,930)	$1,623,257	$384,156	$329,967

Net claims and claim expense ratio:
Current accident year	26.7%	29.8%	145.1%	78.0%	62.5%
Prior accident years	(40.9)%	(30.7)%	(15.0)%	(37.1)%	(29.3)%
Calendar year	(14.2)%	(0.9)%	130.1%	40.9%	33.2%
Acquisition expense ratio	20.5%	20.1%	13.5%	20.5%	19.3%
Operating expense ratio	9.2%	8.2%	5.1%	10.2%	7.8%
Combined ratio	15.5%	27.4%	148.7%	71.6%	60.3%
Adjusted combined ratio (1)	14.2%	25.8%	147.1%	69.2%	58.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

8

Underwriting and Reserves
Casualty and Specialty Segment Underwriting Results - Five Quarter Trend

	Casualty and Specialty
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Gross premiums written	$1,590,352	$1,689,245	$2,024,670	$1,526,708	$1,609,427
Net premiums written	$1,363,677	$1,444,713	$1,752,535	$1,375,492	$1,461,282
Net premiums earned	$1,496,872	$1,544,144	$1,472,831	$1,588,908	$1,588,192
Net claims and claim expenses incurred	1,012,324	1,050,053	1,120,501	1,099,586	1,043,647
Acquisition expenses	467,376	468,405	479,790	486,182	497,899
Operational expenses	38,494	54,169	35,919	61,481	47,573
Underwriting income (loss)	$(21,322)	$(28,483)	$(163,379)	$(58,341)	$(927)

Net claims and claim expenses incurred:
Current accident year	$1,008,702	$1,053,187	$1,129,317	$1,105,011	$1,044,410
Prior accident years	3,622	(3,134)	(8,816)	(5,425)	(763)
Total	$1,012,324	$1,050,053	$1,120,501	$1,099,586	$1,043,647

Net claims and claim expense ratio:
Current accident year	67.4%	68.2%	76.7%	69.5%	65.8%
Prior accident years	0.2%	(0.2)%	(0.6)%	(0.3)%	(0.1)%
Calendar year	67.6%	68.0%	76.1%	69.2%	65.7%
Acquisition expense ratio	31.2%	30.3%	32.5%	30.6%	31.4%
Operating expense ratio	2.6%	3.5%	2.5%	3.9%	3.0%
Combined ratio	101.4%	101.8%	111.1%	103.7%	100.1%
Adjusted combined ratio (1)	99.3%	99.5%	108.8%	101.3%	97.7%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

9

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Three months ended September 30, 2025			Three months ended September 30, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$288,406	$444,868	$733,274	$344,005	$446,704	$790,709
Net premiums written	$256,077	$438,048	$694,125	$262,133	$439,089	$701,222
Net premiums earned	$541,637	$395,296	$936,933	$592,156	$402,621	$994,777
Net claims and claim expenses incurred	(183,652)	50,148	(133,504)	117,096	212,871	329,967
Acquisition expenses	76,640	115,707	192,347	74,934	117,505	192,439
Operational expenses	74,709	11,870	86,579	63,591	14,097	77,688
Underwriting income (loss)	$573,940	$217,571	$791,511	$336,535	$58,148	$394,683

Net claims and claim expenses incurred:
Current accident year	$53,185	$196,984	$250,169	$330,056	$291,654	$621,710
Prior accident years	(236,837)	(146,836)	(383,673)	(212,960)	(78,783)	(291,743)
Total	$(183,652)	$50,148	$(133,504)	$117,096	$212,871	$329,967

Net claims and claim expense ratio:
Current accident year	9.8%	49.8%	26.7%	55.7%	72.4%	62.5%
Prior accident years	(43.7)%	(37.1)%	(40.9)%	(35.9)%	(19.5)%	(29.3)%
Calendar year	(33.9)%	12.7%	(14.2)%	19.8%	52.9%	33.2%
Acquisition expense ratio	14.1%	29.3%	20.5%	12.7%	29.2%	19.3%
Operating expense ratio	13.8%	3.0%	9.2%	10.7%	3.5%	7.8%
Combined ratio	(6.0)%	45.0%	15.5%	43.2%	85.6%	60.3%
Adjusted combined ratio (1)	(7.6)%	44.2%	14.2%	40.3%	84.3%	58.1%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

10

Underwriting and Reserves
Property Segment - Catastrophe and Other Property Underwriting Results

	Nine months ended September 30, 2025			Nine months ended September 30, 2024
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$3,317,728	$1,278,314	$4,596,042	$2,949,731	$1,483,957	$4,433,688
Net premiums written	$2,647,605	$1,063,071	$3,710,676	$2,224,004	$1,233,496	$3,457,500
Net premiums earned	$1,978,731	$1,074,162	$3,052,893	$1,717,139	$1,194,555	$2,911,694
Net claims and claim expenses incurred	1,207,100	274,723	1,481,823	119,416	638,154	757,570
Acquisition expenses	225,453	308,739	534,192	237,913	328,653	566,566
Operational expenses	185,722	36,692	222,414	168,925	37,812	206,737
Underwriting income (loss)	$360,456	$454,008	$814,464	$1,190,885	$189,936	$1,380,821

Net claims and claim expenses incurred:
Current accident year	$1,642,785	$676,345	$2,319,130	$464,858	$763,513	$1,228,371
Prior accident years	(435,685)	(401,622)	(837,307)	(345,442)	(125,359)	(470,801)
Total	$1,207,100	$274,723	$1,481,823	$119,416	$638,154	$757,570

Net claims and claim expense ratio:
Current accident year	83.0%	63.0%	76.0%	27.1%	63.9%	42.2%
Prior accident years	(22.0)%	(37.4)%	(27.5)%	(20.1)%	(10.5)%	(16.2)%
Calendar year	61.0%	25.6%	48.5%	7.0%	53.4%	26.0%
Acquisition expense ratio	11.4%	28.7%	17.5%	13.8%	27.5%	19.5%
Operating expense ratio	9.4%	3.4%	7.3%	9.8%	3.2%	7.1%
Combined ratio	81.8%	57.7%	73.3%	30.6%	84.1%	52.6%
Adjusted combined ratio (1)	80.1%	56.6%	71.8%	27.4%	83.2%	50.2%
(1)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

11

Underwriting and Reserves
Gross Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2025	September 30, 2024			September 30, 2025	September 30, 2024
Property Segment
Catastrophe	$338,525	$277,788	$60,737	21.9%	$3,019,444	$2,890,349	$129,095	4.5%
Catastrophe - gross reinstatement premiums	(50,119)	66,217	(116,336)	(175.7)%	298,284	59,382	238,902	402.3%
Total catastrophe gross premiums written	288,406	344,005	(55,599)	(16.2)%	3,317,728	2,949,731	367,997	12.5%
Other property	444,234	440,018	4,216	1.0%	1,274,146	1,464,163	(190,017)	(13.0)%
Other property - gross reinstatement premiums	634	6,686	(6,052)	(90.5)%	4,168	19,794	(15,626)	(78.9)%
Total other property gross premiums written	444,868	446,704	(1,836)	(0.4)%	1,278,314	1,483,957	(205,643)	(13.9)%
Property segment gross premiums written	$733,274	$790,709	$(57,435)	(7.3)%	$4,596,042	$4,433,688	$162,354	3.7%

Casualty and Specialty Segment
General casualty (1)	$483,888	$519,555	$(35,667)	(6.9)%	$1,677,415	$1,739,464	$(62,049)	(3.6)%
Professional liability (2)	294,918	331,610	(36,692)	(11.1)%	798,259	916,196	(117,937)	(12.9)%
Credit (3)	253,713	213,826	39,887	18.7%	922,006	765,304	156,702	20.5%
Other specialty (4)	557,833	544,436	13,397	2.5%	1,906,587	1,961,663	(55,076)	(2.8)%
Casualty and Specialty segment gross premiums written	$1,590,352	$1,609,427	$(19,075)	(1.2)%	$5,304,267	$5,382,627	$(78,360)	(1.5)%

(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

12

Underwriting and Reserves
Net Premiums Written

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2025	September 30, 2024			September 30, 2025	September 30, 2024
Property Segment
Catastrophe	$292,921	$214,383	$78,538	36.6%	$2,336,901	$2,187,801	$149,100	6.8%
Catastrophe - net reinstatement premiums	(36,844)	47,750	(84,594)	(177.2)%	310,704	36,203	274,501	758.2%
Total catastrophe net premiums written	256,077	262,133	(6,056)	(2.3)%	2,647,605	2,224,004	423,601	19.0%
Other property	436,679	434,782	1,897	0.4%	1,057,029	1,220,343	(163,314)	(13.4)%
Other property - net reinstatement premiums	1,369	4,307	(2,938)	(68.2)%	6,042	13,153	(7,111)	(54.1)%
Total other property net premiums written	438,048	439,089	(1,041)	(0.2)%	1,063,071	1,233,496	(170,425)	(13.8)%
Property segment net premiums written	$694,125	$701,222	$(7,097)	(1.0)%	$3,710,676	$3,457,500	$253,176	7.3%

Casualty and Specialty Segment
General casualty (1)	$460,528	$503,911	$(43,383)	(8.6)%	$1,581,325	$1,672,297	$(90,972)	(5.4)%
Professional liability (2)	273,721	318,691	(44,970)	(14.1)%	741,421	874,501	(133,080)	(15.2)%
Credit (3)	198,623	164,233	34,390	20.9%	748,798	556,304	192,494	34.6%
Other specialty (4)	430,805	474,447	(43,642)	(9.2)%	1,489,381	1,639,986	(150,605)	(9.2)%
Casualty and Specialty segment net premiums written	$1,363,677	$1,461,282	$(97,605)	(6.7)%	$4,560,925	4,743,088	$(182,163)	(3.8)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

13

Underwriting and Reserves
Net Premiums Earned

	Three months ended		Q/Q $ Change	Q/Q % Change	Nine months ended		Y/Y $ Change	Y/Y % Change
	September 30, 2025	September 30, 2024			September 30, 2025	September 30, 2024
Property Segment
Catastrophe	$578,481	$544,406	$34,075	6.3%	$1,668,027	$1,680,936	$(12,909)	(0.8)%
Catastrophe - net reinstatement premiums	(36,844)	47,750	(84,594)	(177.2)%	310,704	36,203	274,501	758.2%
Total catastrophe net premiums earned	541,637	592,156	(50,519)	(8.5)%	1,978,731	1,717,139	261,592	15.2%
Other property	393,927	398,314	(4,387)	(1.1)%	1,068,120	1,181,402	(113,282)	(9.6)%
Other property - net reinstatement premiums	1,369	4,307	(2,938)	(68.2)%	6,042	13,153	(7,111)	(54.1)%
Total other property net premiums earned	395,296	402,621	(7,325)	(1.8)%	1,074,162	1,194,555	(120,393)	(10.1)%
Property segment net premiums earned	$936,933	$994,777	$(57,844)	(5.8)%	$3,052,893	$2,911,694	$141,199	4.8%

Casualty and Specialty Segment
General casualty (1)	$529,410	$568,044	$(38,634)	(6.8)%	$1,688,889	$1,692,205	$(3,316)	(0.2)%
Professional liability (2)	300,764	311,985	(11,221)	(3.6)%	778,300	859,048	(80,748)	(9.4)%
Credit (3)	211,159	195,963	15,196	7.8%	651,257	581,973	69,284	11.9%
Other specialty (4)	455,539	512,200	(56,661)	(11.1)%	1,395,401	1,523,274	(127,873)	(8.4)%
Casualty and Specialty segment net premiums earned	$1,496,872	$1,588,192	$(91,320)	(5.7)%	$4,513,847	$4,656,500	$(142,653)	(3.1)%
(1)Includes automobile liability, casualty clash, employers’ liability, umbrella or excess casualty, workers’ compensation and general liability.
(2)Includes directors and officers, medical malpractice, professional indemnity and transactional liability.
(3)Includes financial guaranty, mortgage guaranty, political risk, surety and trade credit.
(4)Includes accident and health, agriculture, aviation, construction, cyber, energy, marine, satellite and terrorism. Lines of business such as regional multi-line and whole account may have characteristics of various other lines of business, and are allocated accordingly.

14

Underwriting and Reserves
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
September 30, 2025
Property	$1,910,587	$1,833,077	$2,516,670	$6,260,334
Casualty and Specialty	3,366,085	277,137	12,809,304	16,452,526
Total	$5,276,672	$2,110,214	$15,325,974	$22,712,860

December 31, 2024
Property	$1,845,228	$1,905,553	$2,821,958	$6,572,739
Casualty and Specialty	3,081,081	295,074	11,354,597	14,730,752
Total	$4,926,309	$2,200,627	$14,176,555	$21,303,491

15

RenaissanceRe Holdings Ltd.
Underwriting and Reserves
Paid to Incurred Analysis

	Three months ended September 30, 2025			Three months ended September 30, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$22,913,763	$4,300,973	$18,612,790	$20,740,928	$4,854,735	$15,886,193
Incurred claims and claim expenses
Current year	1,387,603	128,732	1,258,871	1,846,357	180,237	1,666,120
Prior years	(445,044)	(64,993)	(380,051)	(396,239)	(103,733)	(292,506)
Total incurred claims and claim expenses	942,559	63,739	878,820	1,450,118	76,504	1,373,614
Paid claims and claim expenses
Current year	166,093	81,355	84,738	191,780	39,699	152,081
Prior years	959,462	184,983	774,479	941,897	220,466	721,431
Total paid claims and claim expenses	1,125,555	266,338	859,217	1,133,677	260,165	873,512
Foreign exchange and other (1)	(17,907)	(13,281)	(4,626)	163,825	67,563	96,262
Reserve for claims and claim expenses, end of period	$22,712,860	$4,085,093	$18,627,767	$21,221,194	$4,738,637	$16,482,557

	Nine months ended September 30, 2025			Nine months ended September 30, 2024
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$21,303,491	$4,481,390	$16,822,101	$20,486,869	$5,344,286	$15,142,583
Incurred claims and claim expenses
Current year	6,298,027	787,691	5,510,336	4,867,662	520,565	4,347,097
Prior years	(1,183,518)	(337,883)	(845,635)	(798,410)	(300,552)	(497,858)
Total incurred claims and claim expenses	5,114,509	449,808	4,664,701	4,069,252	220,013	3,849,239
Paid claims and claim expenses
Current year	917,415	154,320	763,095	301,572	49,469	252,103
Prior years	3,060,781	687,598	2,373,183	3,153,478	817,476	2,336,002
Total paid claims and claim expenses	3,978,196	841,918	3,136,278	3,455,050	866,945	2,588,105
Foreign exchange and other (1)	273,056	(4,187)	277,243	120,123	41,283	78,840
Reserve for claims and claim expenses, end of period	$22,712,860	$4,085,093	$18,627,767	$21,221,194	$4,738,637	$16,482,557
(1)    Reflects the impact of the foreign exchange revaluation of the reserve for claims and claim expenses, net of reinsurance recoverable, denominated in non-U.S. dollars as at the balance sheet date, as well as reinsurance transactions accounted for under retroactive reinsurance accounting.

16

Managed Joint Ventures and Fee Income
Fee Income
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Management fee income	$53,014	$54,945	$155,482	$166,325
Performance fee income (loss) (1)	48,796	27,120	71,742	83,367
Total fee income	$101,810	$82,065	$227,224	$249,692
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$88,689	$69,720	$162,212	$210,360
Underwriting income (loss) (1)	13,121	12,345	65,012	40,030
Equity in earnings (losses) of other ventures	—	—	—	(698)
Total fee income	$101,810	$82,065	$227,224	$249,692
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

17

Managed Joint Ventures and Fee Income
Fee Income - Five Quarter Trend
The table below shows the total fee income earned from third-party capital management activities, including various joint ventures and managed funds, and certain structured reinsurance products.

	Three months ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Management fee income	$53,014	$56,407	$46,061	$53,536	$54,945
Performance fee income (loss) (1)	48,796	38,550	(15,604)	23,568	27,120
Total fee income	$101,810	$94,957	$30,457	$77,104	$82,065
(1)Performance fees are based on the performance of the individual vehicles or products and may be zero or negative in a particular period. For example, large losses could potentially result in no performance fees or the reversal of previously accrued performance fees.

The table below shows how the total fee income described above contributes to the Company’s consolidated results of operations.

	Three months ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Fee income contributing to:
Net income (loss) attributable to redeemable noncontrolling interests	$88,689	$82,465	$(8,942)	$73,514	$69,720
Underwriting income (loss) (1)	13,121	12,492	39,399	2,893	12,345
Equity in earnings (losses) of other ventures	—	—	—	697	—
Total fee income	$101,810	$94,957	$30,457	$77,104	$82,065
(1)Reflects total fee income earned from third-party capital management activities and certain structured reinsurance products recorded through underwriting income (loss) as a decrease (increase) to operational expenses or acquisition expenses.

18

Managed Joint Ventures and Fee Income
Noncontrolling Interests
The Company consolidates the results of certain of its joint ventures and managed capital vehicles, namely, DaVinciRe Holdings Ltd. (“DaVinci”), RenaissanceRe Medici Fund Ltd. (“Medici”), Vermeer Reinsurance Ltd. (“Vermeer”) and Fontana Holdings L.P. and its subsidiaries (“Fontana”) (collectively, the “Consolidated Managed Joint Ventures”), on its consolidated balance sheets and statements of operations. Redeemable noncontrolling interests on the Company’s consolidated balance sheets represents the portion of the net assets of the Consolidated Managed Joint Ventures attributable to third-party investors in these Consolidated Managed Joint Ventures. Net (income) loss attributable to redeemable noncontrolling interests on the Company’s consolidated statements of operations represents the portion of the (income) loss associated with the Consolidated Managed Joint Ventures included on the Company’s consolidated statements of operations that is allocated to third-party investors in these Consolidated Managed Joint Ventures.

A summary of the redeemable noncontrolling interests on the Company’s consolidated statements of operations is set forth below:

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Redeemable noncontrolling interests - DaVinci	$(243,464)	$(223,288)	$(349,476)	$(523,812)
Redeemable noncontrolling interests - Medici	(79,573)	(123,497)	(133,729)	(183,015)
Redeemable noncontrolling interests - Vermeer	(70,981)	(73,534)	(21,326)	(183,129)
Redeemable noncontrolling interests - Fontana	(21,182)	(29,857)	(43,756)	(29,778)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(415,200)	$(450,176)	$(548,287)	$(919,734)

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Operating (income) loss attributable to redeemable noncontrolling interests (2)	$(405,265)	$(331,737)	$(466,427)	$(878,529)
Non-operating (income) loss attributable to redeemable noncontrolling interests	(9,935)	(118,439)	(81,860)	(41,205)
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(415,200)	$(450,176)	$(548,287)	$(919,734)
(1)A negative number in the tables above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

19

Managed Joint Ventures and Fee Income
Noncontrolling Interests
A summary of the redeemable noncontrolling interests on the Company’s consolidated balance sheet is set forth below:

	September 30, 2025	December 31, 2024
Redeemable noncontrolling interests - DaVinci	$3,454,255	$3,061,708
Redeemable noncontrolling interests - Medici	1,623,315	1,646,745
Redeemable noncontrolling interests - Vermeer	1,821,183	1,799,857
Redeemable noncontrolling interests - Fontana	570,306	469,439
Redeemable noncontrolling interests	$7,469,059	$6,977,749

A summary of the redeemable noncontrolling economic ownership of third parties in the Company’s Consolidated Managed Joint Ventures is set forth below:

	September 30, 2025	December 31, 2024
DaVinci	75.7%	74.6%
Medici	90.4%	84.2%
Vermeer	100.0%	100.0%
Fontana	71.3%	73.5%

20

Managed Joint Ventures and Fee Income
DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenues
Gross premiums written	$113,965	$132,088	$1,575,472	$1,324,517
Net premiums written	$107,917	$125,828	$1,437,896	$1,214,901
Decrease (increase) in unearned premiums	195,854	195,059	(365,928)	(307,980)
Net premiums earned	303,771	320,887	1,071,968	906,921
Net investment income	69,115	62,840	200,682	180,847
Net foreign exchange gains (losses)	(471)	(3,036)	(3,402)	(4,335)
Net realized and unrealized gains (losses) on investments	11,109	104,122	61,320	48,148
Total revenues	383,524	484,813	1,330,568	1,131,581
Expenses
Net claims and claim expenses incurred	(79,061)	76,302	589,219	111,001
Acquisition expenses	98,092	68,156	167,894	206,519
Operational expenses	35,622	36,374	93,873	108,262
Corporate expenses	102	31	345	306
Interest expense	4,546	1,859	12,929	5,576
Total expenses	59,301	182,722	864,260	431,664
Income (loss) before taxes	324,223	302,091	466,308	699,917
Income tax benefit (expense)	(2,695)	(3,061)	(4,775)	(4,014)
Net income (loss) available (attributable) to DaVinci common shareholders	$321,528	$299,030	$461,533	$695,903

Net claims and claim expenses incurred - current accident year	$35,179	$176,040	$823,038	$297,561
Net claims and claim expenses incurred - prior accident years	(114,240)	(99,738)	(233,819)	(186,560)
Net claims and claim expenses incurred - total	$(79,061)	$76,302	$589,219	$111,001

Net claims and claim expense ratio - current accident year	11.6%	54.9%	76.8%	32.8%
Net claims and claim expense ratio - prior accident years	(37.6)%	(31.1)%	(21.8)%	(20.6)%
Net claims and claim expense ratio - calendar year	(26.0)%	23.8%	55.0%	12.2%
Underwriting expense ratio	44.0%	32.6%	24.4%	34.8%
Combined ratio	18.0%	56.4%	79.4%	47.0%

21

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Three months ended		Three months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Fixed maturity investments trading	$287,139	$289,687	$223,283	$235,284
Short term investments	51,855	46,746	26,834	20,417
Equity investments
Fixed income exchange traded funds	15,876	—	15,876	—
Other equity investments	610	670	610	670
Other investments
Catastrophe bonds	50,503	61,175	4,898	9,239
Other	27,036	20,937	27,036	20,937
Cash and cash equivalents	12,045	10,226	11,172	9,677
	445,064	429,441	309,709	296,224
Investment expenses	(6,710)	(5,582)	(5,092)	(4,325)
Net investment income	$438,354	$423,859	$304,617	$291,899

Net investment income return - annualized	5.2%	5.7%	4.9%	5.3%

Net realized gains (losses) on fixed maturity investments trading	19,293	22,052	16,100	18,496
Net unrealized gains (losses) on fixed maturity investments trading	66,796	590,309	54,220	492,004
Net realized and unrealized gains (losses) on investment-related derivatives	181,012	97,534	182,721	97,226
Net realized gains (losses) on equity investments	541	340	541	198
Net unrealized gains (losses) on equity investments	6,609	18,778	6,551	18,844
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	44,592	66,291	4,380	10,858
Net realized and unrealized gains (losses) on other investments - other	(6,953)	148,441	(6,953)	148,441
Net realized and unrealized gains (losses) on investments	311,890	943,745	257,560	786,067
Total investment result	$750,244	$1,367,604	$562,177	$1,077,966

Average invested assets	$35,150,285	$31,781,118	$25,361,304	$22,867,593

Total investment return - annualized	8.9%	18.3%	9.2%	20.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

22

Investments
Total Investment Result
	Managed (1)		Retained (2)
	Nine months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Fixed maturity investments trading	$854,035	$820,876	$669,848	$665,457
Short term investments	141,299	141,923	69,419	66,216
Equity investments
Fixed income exchange traded funds	23,588	—	23,588	—
Other equity investments	1,951	1,819	1,947	1,819
Other investments
Catastrophe bonds	153,205	177,860	20,783	24,051
Other	67,451	59,525	67,451	59,525
Cash and cash equivalents	35,488	40,347	32,487	38,570
	1,277,017	1,242,350	885,523	855,638
Investment expenses	(20,202)	(16,871)	(15,728)	(12,847)
Net investment income	$1,256,815	$1,225,479	$869,795	$842,791

Net investment income return - annualized	5.0%	5.5%	4.7%	5.1%

Net realized gains (losses) on fixed maturity investments trading	$27,561	$(33,965)	$23,670	$(19,561)
Net unrealized gains (losses) on fixed maturity investments trading	389,382	353,465	324,212	292,273
Net realized and unrealized gains (losses) on investment-related derivatives	498,089	50,102	495,955	47,121
Net realized gains (losses) on equity investments	613	355	613	213
Net unrealized gains (losses) on equity investments	33,366	26,368	33,209	26,409
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(9,837)	51,091	(4,141)	8,923
Net realized and unrealized gains (losses) on other investments - other	55,376	155,091	55,376	155,091
Net realized and unrealized gains (losses) on investments	994,550	602,507	928,894	510,469
Total investment result	$2,251,365	$1,827,986	$1,798,689	$1,353,260

Average invested assets	$34,133,294	$30,603,740	$24,578,740	$21,890,949

Total investment return - annualized	9.0%	8.2%	9.9%	8.4%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.

23

Investments
Investments Composition

	September 30, 2025				December 31, 2024
	Managed (1)		Retained (2)		Managed (1)		Retained (2)
Type of Investment	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)	Fair Value	Unrealized Gain (Loss)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,423,051	$132,855	$7,527,438	$100,359	$11,001,893	$(60,748)	$8,434,097	$(65,990)
Corporate (3)	8,127,496	83,851	6,387,806	56,692	7,862,423	(57,047)	6,474,619	(57,112)
Other (4)	5,221,675	660	4,507,895	4,764	4,698,198	(70,231)	4,063,827	(55,176)
Total fixed maturity investments trading, at fair value	23,772,222	217,366	18,423,139	161,815	23,562,514	(188,026)	18,972,543	(178,278)
Short term investments, at fair value	6,018,146	(619)	2,924,014	(271)	4,531,655	(511)	1,527,469	(97)
Equity investments, at fair value
Fixed income exchange traded funds	1,329,544	16,524	1,329,544	16,524	—	—	—	—
Other equity investments	136,289	90,134	135,864	90,009	117,756	73,270	117,596	73,311
Total equity investments, at fair value	1,465,833	106,658	1,465,408	106,533	117,756	73,270	117,596	73,311
Other investments, at fair value
Catastrophe bonds	1,709,277	34,235	163,694	1,860	1,984,396	(16,861)	329,472	(28,524)
Fund investments	2,540,849	346,822	2,540,849	346,822	2,128,499	256,379	2,128,499	256,379
Direct private equity investments	182,263	68,727	182,263	68,727	211,866	99,473	211,866	99,473
Total other investments, at fair value	4,432,389	449,784	2,886,806	417,409	4,324,761	338,991	2,669,837	327,328
Investments in other ventures, under equity method	115,597	—	115,597	—	102,770	—	102,770	—
Total investments	$35,804,187	$773,189	$25,814,964	$685,486	$32,639,456	$223,724	$23,390,215	$222,264

	September 30, 2025		December 31, 2024
	Managed (1)	Retained (2)	Managed (1)	Retained (2)
Weighted average yield to maturity of investments (5)	4.9%	4.9%	5.4%	5.3%
Average duration of investments, in years (5)	2.6	3.0	2.9	3.4
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)		$3.48		$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(5)Excludes other equity investments, direct private equity investments, private equity funds, hedge funds and investments in other ventures, under equity method as these investments have no final maturity, yield to maturity or duration.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value. See “Comments on Non-GAAP Financial Measures” for reconciliation of non-GAAP financial measures.

24

Investments
Managed Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
September 30, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,423,051	$—	$10,423,051	$—	$—	$—	$—	$—
Corporate (3)	8,127,496	165,619	370,155	3,131,235	3,356,917	1,071,446	32,124	—
Residential mortgage-backed	2,249,921	135,729	1,981,312	1,709	3,630	65,194	62,347	—
Asset-backed	1,456,067	1,091,141	179,142	120,828	57,153	—	7,803	—
Non-U.S. government	692,295	443,641	181,290	64,667	2,697	—	—	—
Agencies	521,942	—	521,756	—	—	186	—	—
Commercial mortgage-backed	301,450	245,772	53,203	2,400	—	—	75	—
Total fixed maturity investments trading, at fair value	23,772,222	2,081,902	13,709,909	3,320,839	3,420,397	1,136,826	102,349	—

Short term investments, at fair value	6,018,146	4,303,765	1,682,473	19,231	11,269	1,039	369	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	1,329,544	—	366,559	—	—	962,985	—	—
Other equity investments	136,289	—	—	—	—	—	—	136,289
Total equity investments, at fair value	1,465,833	—	366,559	—	—	962,985	—	136,289

Other investments, at fair value
Catastrophe bonds	1,709,277	—	—	—	—	1,709,277	—	—
Fund investments:
Private credit funds	1,295,385	—	—	—	—	—	—	1,295,385
Private equity funds	689,750	—	—	—	—	—	—	689,750
Hedge funds	404,735	—	—	—	—	—	—	404,735
Insurance-linked securities funds	150,979	—	—	—	—	—	—	150,979
Direct private equity investments	182,263	—	—	—	—	—	—	182,263
Total other investments, at fair value	4,432,389	—	—	—	—	1,709,277	—	2,723,112

Investments in other ventures, under equity method	115,597	—	—	—	—	—	—	115,597

Total investments	$35,804,187	$6,385,667	$15,758,941	$3,340,070	$3,431,666	$3,810,127	$102,718	$2,974,998
	100.0%	17.9%	44.0%	9.3%	9.6%	10.6%	0.3%	8.3%
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.

25

Investments
Retained Investments - Credit Rating (1)

		Credit Rating (2)						Investments Not Subject to Credit Ratings
September 30, 2025	Fair Value	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Fixed maturity investments trading, at fair value
U.S. treasuries	$7,527,438	$—	$7,527,438	$—	$—	$—	$—	$—
Corporate (3)	6,387,806	134,894	282,838	2,607,847	2,611,506	727,454	23,267	—
Residential mortgage-backed	1,998,867	112,932	1,753,443	1,709	3,630	65,194	61,959	—
Asset-backed	1,337,701	1,000,229	179,142	93,374	57,153	—	7,803	—
Non-U.S. government	532,331	340,743	136,611	52,280	2,697	—	—	—
Agencies	394,716	—	394,580	—	—	136	—	—
Commercial mortgage-backed	244,280	207,281	36,341	583	—	—	75	—
Total fixed maturity investments trading, at fair value	18,423,139	1,796,079	10,310,393	2,755,793	2,674,986	792,784	93,104	—

Short term investments, at fair value	2,924,014	1,859,426	1,037,015	15,447	11,269	620	237	—

Equity investments, at fair value
Fixed income exchange traded funds (4)	1,329,544	—	366,559	—	—	962,985	—	—
Other equity investments	135,864	—	—	—	—	—	—	135,864
Total equity investments, at fair value	1,465,408	—	366,559	—	—	962,985	—	135,864

Other investments, at fair value
Catastrophe bonds	163,694	—	—	—	—	163,694	—	—
Fund investments:
Private credit funds	1,295,385	—	—	—	—	—	—	1,295,385
Private equity funds	689,750	—	—	—	—	—	—	689,750
Hedge funds	404,735	—	—	—	—	—	—	404,735
Insurance-linked securities funds	150,979	—	—	—	—	—	—	150,979
Direct private equity investments	182,263	—	—	—	—	—	—	182,263
Total other investments, at fair value	2,886,806	—	—	—	—	163,694	—	2,723,112

Investments in other ventures, under equity method	115,597	—	—	—	—	—	—	115,597

Total investments	$25,814,964	$3,655,505	$11,713,967	$2,771,240	$2,686,255	$1,920,083	$93,341	$2,974,573
	100.0%	14.2%	45.4%	10.7%	10.4%	7.4%	0.4%	11.5%
(1)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. See “Comments on Non-GAAP Financial Measures” for a reconciliation of non-GAAP financial measures.
(2)The credit ratings included in this table are those assigned by Standard & Poor’s Corporation (“S&P”). When ratings provided by S&P were not available, ratings from other recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with an A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.
(3)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(4)The fixed income exchange traded funds credit ratings included in this table are based on the weighted average credit rating of the underlying investments held by the exchange traded fund.

26

Other Items
Earnings per Share

	Three months ended		Nine months ended
(common shares in thousands)	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Numerator:
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$907,667	$1,173,644	$1,895,321	$2,033,488
Amount allocated to participating common shareholders (1)	(15,019)	(17,850)	(29,905)	(30,042)
Net income (loss) allocated to RenaissanceRe common shareholders	$892,648	$1,155,794	$1,865,416	$2,003,446
Denominator:
Denominator for basic income (loss) per RenaissanceRe common share - weighted average common shares (2)	45,845	50,959	47,106	51,439
Per common share equivalents of non-vested shares (2)	160	145	162	143
Denominator for diluted income (loss) per RenaissanceRe common share - adjusted weighted average common shares and assumed conversions (2)	46,005	51,104	47,268	51,582
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - basic	$19.47	$22.68	$39.60	$38.95
Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$19.40	$22.62	$39.46	$38.84
(1)Represents earnings and dividends attributable to holders of unvested shares issued pursuant to the Company’s stock compensation plans.
(2)In periods for which the Company has net loss allocated to RenaissanceRe common shareholders, the denominator used in calculating net loss attributable to RenaissanceRe common shareholders per common share - basic is also used in calculating net loss attributable to RenaissanceRe common shareholders per common share - diluted.

27

Comments on Non-GAAP Financial Measures
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has provided certain of these financial measures in previous investor communications and the Company’s management believes that such measures are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within or outside the industry. These measures may not, however, be comparable to similarly titled measures used by companies within or outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

28

Comments on Non-GAAP Financial Measures
Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders, Operating Income (Loss) Available (Attributable) to RenaissanceRe Common Shareholders per Common Share – Diluted and Operating Return on Average Common Equity - Annualized
The Company uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income (loss) available (attributable) to RenaissanceRe common shareholders” as used herein differs from “net income (loss) available (attributable) to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds, (2) net foreign exchange gains and losses, (3) expenses or revenues associated with acquisitions, dispositions and impairments, (4) acquisition related purchase accounting adjustments, (5) the Bermuda net deferred tax benefit recorded prior to the January 1, 2025 effective date of the Bermuda corporate income tax, (6) the income tax expense or benefit associated with these adjustments, and (7) the portion of these adjustments attributable to the Company’s redeemable noncontrolling interests. The Company also uses “operating income (loss) available (attributable) to RenaissanceRe common shareholders” to calculate “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized.”
The Company’s management believes that “operating income (loss) available (attributable) to RenaissanceRe common shareholders,” “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized” are useful to management and investors because they provide for better comparability and more accurately measure the Company’s results of operations and remove variability.
The following table is a reconciliation of: (1) net income (loss) available (attributable) to RenaissanceRe common shareholders to “operating income (loss) available (attributable) to RenaissanceRe common shareholders”; (2) net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted to “operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted”; and (3) return on average common equity - annualized to “operating return on average common equity - annualized.”

29

Comments on Non-GAAP Financial Measures

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss) available (attributable) to RenaissanceRe common shareholders	$907,667	$1,173,644	$1,895,321	$2,033,488
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(267,298)	(877,454)	(1,004,387)	(551,416)
Net foreign exchange losses (gains)	(877)	(16,804)	(2,209)	27,694
Expenses (revenues) associated with acquisitions, dispositions and impairments	1,952	17,400	5,384	54,968
Acquisition related purchase accounting adjustments (1)	43,083	59,812	146,966	183,175
Bermuda net deferred tax asset (2)	—	—	—	(7,890)
Income tax expense (benefit) (3)	39,255	65,285	135,611	46,325
Net income (loss) attributable to redeemable noncontrolling interests (4)	9,935	118,439	81,860	41,205
Operating income (loss) available (attributable) to RenaissanceRe common shareholders	$733,717	$540,322	$1,258,546	$1,827,549

Net income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$19.40	$22.62	$39.46	$38.84
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(5.81)	(17.17)	(21.25)	(10.69)
Net foreign exchange losses (gains)	(0.02)	(0.33)	(0.05)	0.54
Expenses (revenues) associated with acquisitions, dispositions and impairments	0.04	0.34	0.12	1.07
Acquisition related purchase accounting adjustments (1)	0.94	1.17	3.11	3.55
Bermuda net deferred tax asset (2)	—	—	—	(0.15)
Income tax expense (benefit) (3)	0.85	1.28	2.87	0.90
Net income (loss) attributable to redeemable noncontrolling interests (4)	0.22	2.32	1.73	0.80
Operating income (loss) available (attributable) to RenaissanceRe common shareholders per common share - diluted	$15.62	$10.23	$25.99	$34.86

Return on average common equity - annualized	34.9%	47.1%	25.1%	28.8%
Adjustment for:
Net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds	(10.3)%	(35.2)%	(13.3)%	(7.8)%
Net foreign exchange losses (gains)	—%	(0.7)%	—%	0.4%
Expenses (revenues) associated with acquisitions, dispositions and impairments	—%	0.7%	0.1%	0.8%
Acquisition related purchase accounting adjustments (1)	1.7%	2.4%	1.9%	2.6%
Bermuda net deferred tax asset (2)	—%	—%	—%	(0.1)%
Income tax expense (benefit) (3)	1.5%	2.6%	1.8%	0.7%
Net income (loss) attributable to redeemable noncontrolling interests (4)	0.4%	4.8%	1.1%	0.6%
Operating return on average common equity - annualized	28.2%	21.7%	16.7%	26.0%
(1)Represents the purchase accounting adjustments related to the amortization of acquisition related intangible assets, amortization (accretion) of value of business acquired (“VOBA”) and acquisition costs, and the fair value adjustments to the net reserves for claims and claim expenses for the three and nine months ended September 30, 2025 for the acquisitions of Validus $40.7 million and $139.4 million, respectively (2024 - $56.0 million and $171.9 million, respectively); and TMR and Platinum $2.4 million and $7.6 million, respectively (2024 - $3.8 million and $11.3 million, respectively).
(2)Represents the net deferred tax benefit related to the 15% Bermuda corporate income tax recorded prior to the January 1, 2025 effective date.
(3)Represents the income tax (expense) benefit associated with the adjustments to net income (loss) available (attributable) to RenaissanceRe common shareholders. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.
(4)Represents the portion of the adjustments above that are attributable to the Company’s redeemable noncontrolling interests, including the income tax impact of those adjustments.

30

Comments on Non-GAAP Financial Measures

Tangible Book Value Per Common Share and Tangible Book Value Per Common Share Plus Accumulated Dividends
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” “Tangible book value per common share” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding per share amounts for (1) acquisition related goodwill and other intangible assets, (2) other goodwill and intangible assets, and (3) acquisition related purchase accounting adjustments, plus accumulated dividends.
The Company’s management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets and acquisition related purchase accounting adjustments. The following table is a reconciliation of book value per common share to “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.”

	September 30, 2025	December 31, 2024
Book value per common share	$231.23	$195.77
Adjustment for:
Acquisition related goodwill and other intangible assets (1)	(14.01)	(14.03)
Other goodwill and intangible assets (2)	(0.19)	(0.18)
Acquisition related purchase accounting adjustments (3)	(2.46)	(4.38)
Tangible book value per common share	214.57	177.18
Adjustment for accumulated dividends	29.28	28.08
Tangible book value per common share plus accumulated dividends	$243.85	$205.26

Year to date change in book value per common share	18.1%	18.5%
Year to date change in book value per common share plus change in accumulated dividends	18.7%	19.4%
Year to date change in tangible book value per common share plus change in accumulated dividends	21.8%	26.0%
(1)Represents the acquired goodwill and other intangible assets at September 30, 2025 of $651.3 million (December 31, 2024 - $704.1 million) for the acquisitions of Validus $425.0 million (December 31, 2024 - $476.3 million), TMR $25.2 million (December 31, 2024 - $26.0 million) and Platinum $201.0 million (December 31, 2024 - $201.8 million).
(2)At September 30, 2025, the adjustment for other goodwill and intangible assets included $8.9 million (December 31, 2024 - $8.9 million) of goodwill and other intangibles included in investments in other ventures, under equity method.
(3)Represents the purchase accounting adjustments related to the unamortized VOBA and acquisition costs, and the fair value adjustments to reserves at September 30, 2025 for the acquisitions of Validus $69.4 million (December 31, 2024 - $168.6 million), TMR $45.7 million (December 31, 2024 - $51.6 million) and Platinum $(0.6) million (December 31, 2024 - $(0.6) million).

31

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio
The Company has included in this Financial Supplement “adjusted combined ratio” for the Company, its reportable segments and certain classes of business. “Adjusted combined ratio” is defined as the combined ratio adjusted for the impact of acquisition related purchase accounting, which includes the amortization of acquisition related intangible assets, purchase accounting adjustments related to the amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum. The combined ratio is calculated as the sum of (1) net claims and claim expenses incurred, (2) acquisition expenses, and (3) operational expenses; divided by net premiums earned. The acquisition related purchase accounting adjustments impact net claims and claim expenses incurred and acquisition expenses. The Company’s management believes “adjusted combined ratio” is useful to management and investors because it provides for better comparability and more accurately measures the Company’s underlying underwriting performance. The following table is a reconciliation of combined ratio to “adjusted combined ratio.”

	Three months ended September 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	(6.0)%	45.0%	15.5%	101.4%	68.4%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(0.8)%	(1.3)%	(2.1)%	(1.8)%
Adjusted combined ratio	(7.6)%	44.2%	14.2%	99.3%	66.6%

	Three months ended June 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	18.2%	43.7%	27.4%	101.8%	75.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.8)%	(1.2)%	(1.6)%	(2.3)%	(2.1)%
Adjusted combined ratio	16.4%	42.5%	25.8%	99.5%	73.0%

	Three months ended March 31, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	175.6%	83.6%	148.7%	111.1%	128.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.6)%	(1.5)%	(1.6)%	(2.3)%	(1.9)%
Adjusted combined ratio	174.0%	82.1%	147.1%	108.8%	126.4%

	Three months ended December 31, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	50.2%	106.3%	71.6%	103.7%	91.7%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.8)%	(1.8)%	(2.4)%	(2.4)%	(2.3)%
Adjusted combined ratio	47.4%	104.5%	69.2%	101.3%	89.4%

	Three months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	43.2%	85.6%	60.3%	100.1%	84.8%
Adjustment for acquisition related purchase accounting adjustments (1)	(2.9)%	(1.3)%	(2.2)%	(2.4)%	(2.4)%
Adjusted combined ratio	40.3%	84.3%	58.1%	97.7%	82.4%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

32

Comments on Non-GAAP Financial Measures
Adjusted Combined Ratio

	Nine months ended September 30, 2025
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	81.8%	57.7%	73.3%	104.7%	92.1%
Adjustment for acquisition related purchase accounting adjustments (1)	(1.7)%	(1.1)%	(1.5)%	(2.2)%	(2.0)%
Adjusted combined ratio	80.1%	56.6%	71.8%	102.5%	90.1%

	Nine months ended September 30, 2024
	Catastrophe	Other Property	Property	Casualty and Specialty	Total
Combined ratio	30.6%	84.1%	52.6%	99.3%	81.3%
Adjustment for acquisition related purchase accounting adjustments (1)	(3.2)%	(0.9)%	(2.4)%	(2.5)%	(2.4)%
Adjusted combined ratio	27.4%	83.2%	50.2%	96.8%	78.9%
(1)Adjustment for acquisition related purchase accounting includes the amortization of the acquisition related intangible assets and purchase accounting adjustments related to the net amortization (accretion) of VOBA and acquisition costs, and the fair value adjustments to the net reserve for claims and claim expenses for the acquisitions of Validus, TMR and Platinum.

33

Comments on Non-GAAP Financial Measures
Retained Total Investment Result
The Company has included in this Financial Supplement “retained total investment result.” “Retained total investment result” is defined as the consolidated total investment result less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investment result” differs from consolidated total investment result, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes “retained total investment result” is useful to investors because it provides a measure of the portion of the Company’s investment result that impacts net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investment result to “retained total investment result.”

	Three months ended September 30, 2025			Three months ended September 30, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$287,139	$(63,856)	$223,283	$289,687	$(54,403)	$235,284
Short term investments	51,855	(25,021)	26,834	46,746	(26,329)	20,417
Equity investments
Fixed income exchange traded funds	15,876	—	15,876	—	—	—
Other equity investments	610	—	610	670	—	670
Other investments
Catastrophe bonds	50,503	(45,605)	4,898	61,175	(51,936)	9,239
Other	27,036	—	27,036	20,937	—	20,937
Cash and cash equivalents	12,045	(873)	11,172	10,226	(549)	9,677
	445,064	(135,355)	309,709	429,441	(133,217)	296,224
Investment expenses	(6,710)	1,618	(5,092)	(5,582)	1,257	(4,325)
Net investment income	$438,354	$(133,737)	$304,617	$423,859	$(131,960)	$291,899

Net investment income return - annualized	5.2%	(0.3)%	4.9%	5.7%	(0.4)%	5.3%

Net realized gains (losses) on fixed maturity investments trading	$19,293	$(3,193)	$16,100	$22,052	$(3,556)	$18,496
Net unrealized gains (losses) on fixed maturity investments trading	66,796	(12,576)	54,220	590,309	(98,305)	492,004
Net realized and unrealized gains (losses) on investment-related derivatives	181,012	1,709	182,721	97,534	(308)	97,226
Net realized gains (losses) on equity investments	541	—	541	340	(142)	198
Net unrealized gains (losses) on equity investments	6,609	(58)	6,551	18,778	66	18,844
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	44,592	(40,212)	4,380	66,291	(55,433)	10,858
Net realized and unrealized gains (losses) on other investments - other	(6,953)	—	(6,953)	148,441	—	148,441
Net realized and unrealized gains (losses) on investments	311,890	(54,330)	257,560	943,745	(157,678)	786,067
Total investment result	$750,244	$(188,067)	$562,177	$1,367,604	$(289,638)	$1,077,966

Average invested assets	$35,150,285	$(9,788,981)	$25,361,304	$31,781,118	$(8,913,525)	$22,867,593

Total investment return - annualized	8.9%	0.3%	9.2%	18.3%	1.9%	20.2%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

34

Comments on Non-GAAP Financial Measures
Retained Total Investment Result

	Nine months ended September 30, 2025			Nine months ended September 30, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading	$854,035	$(184,187)	$669,848	$820,876	$(155,419)	$665,457
Short term investments	141,299	(71,880)	69,419	141,923	(75,707)	66,216
Equity investments	25,539	(4)	25,535	1,819	—	1,819
Other investments
Catastrophe bonds	153,205	(132,422)	20,783	177,860	(153,809)	24,051
Other	67,451	—	67,451	59,525	—	59,525
Cash and cash equivalents	35,488	(3,001)	32,487	40,347	(1,777)	38,570
	1,277,017	(391,494)	885,523	1,242,350	(386,712)	855,638
Investment expenses	(20,202)	4,474	(15,728)	(16,871)	4,024	(12,847)
Net investment income	$1,256,815	$(387,020)	$869,795	$1,225,479	$(382,688)	$842,791

Net investment income return - annualized	5.0%	(0.3)%	4.7%	5.5%	(0.4)%	5.1%

Net realized gains (losses) on fixed maturity investments trading	$27,561	$(3,891)	$23,670	$(33,965)	$14,404	$(19,561)
Net unrealized gains (losses) on fixed maturity investments trading	389,382	(65,170)	324,212	353,465	(61,192)	292,273
Net realized and unrealized gains (losses) on investment-related derivatives	498,089	(2,134)	495,955	50,102	(2,981)	47,121
Net realized gains (losses) on equity investments	613	—	613	355	(142)	213
Net unrealized gains (losses) on equity investments	33,366	(157)	33,209	26,368	41	26,409
Net realized and unrealized gains (losses) on other investments - catastrophe bonds	(9,837)	5,696	(4,141)	51,091	(42,168)	8,923
Net realized and unrealized gains (losses) on other investments - other	55,376	—	55,376	155,091	—	155,091
Net realized and unrealized gains (losses) on investments	994,550	(65,656)	928,894	602,507	(92,038)	510,469
Total investment result	$2,251,365	$(452,676)	$1,798,689	$1,827,986	$(474,726)	$1,353,260

Average invested assets	$34,133,294	$(9,554,554)	$24,578,740	$30,603,740	$(8,712,791)	$21,890,949

Total investment return - annualized	9.0%	0.9%	9.9%	8.2%	0.2%	8.4%
(1)“Managed” represents the consolidated total investment result, which is comprised of net investment income and net realized and unrealized gains (losses) on investments as presented on the Company’s consolidated statements of operations.
(2)Adjustment for the portions of the consolidated total investment result attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investment result, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.

35

Comments on Non-GAAP Financial Measures
Retained Total Investments
The Company has included in this Financial Supplement “retained total investments.” “Retained total investments” is defined as the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. “Retained total investments” differs from consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments” is useful to investors because it provides a measure of the portion of the Company’s total investments that impacts the investment result included in net income (loss) available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of consolidated total investments to “retained total investments.”

	September 30, 2025			December 31, 2024
	Managed (1)	Adjustment (2)	Retained (3)	Managed (1)	Adjustment (2)	Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$10,423,051	$(2,895,613)	$7,527,438	$11,001,893	$(2,567,796)	$8,434,097
Corporate (4)	8,127,496	(1,739,690)	6,387,806	7,862,423	(1,387,804)	6,474,619
Residential mortgage-backed	2,249,921	(251,054)	1,998,867	1,707,056	(256,383)	1,450,673
Asset-backed	1,456,067	(118,366)	1,337,701	1,422,393	(84,112)	1,338,281
Non-U.S. government	692,295	(159,964)	532,331	618,809	(104,896)	513,913
Agencies	521,942	(127,226)	394,716	623,489	(132,006)	491,483
Commercial mortgage-backed	301,450	(57,170)	244,280	326,451	(56,974)	269,477
Total fixed maturity investments trading, at fair value	23,772,222	(5,349,083)	18,423,139	23,562,514	(4,589,971)	18,972,543

Short term investments, at fair value	6,018,146	(3,094,132)	2,924,014	4,531,655	(3,004,186)	1,527,469

Equity investments, at fair value
Fixed income exchange traded funds	1,329,544	—	1,329,544	—	—	—
Other equity investments	136,289	(425)	135,864	117,756	(160)	117,596
Total equity investments, at fair value	1,465,833	(425)	1,465,408	117,756	(160)	117,596

Other investments, at fair value
Catastrophe bonds	1,709,277	(1,545,583)	163,694	1,984,396	(1,654,924)	329,472
Fund investments:
Private credit funds	1,295,385	—	1,295,385	1,181,146	—	1,181,146
Private equity funds	689,750	—	689,750	609,105	—	609,105
Hedge funds	404,735	—	404,735	338,248	—	338,248
Insurance-linked securities funds	150,979	—	150,979	—	—	—
Direct private equity investments	182,263	—	182,263	211,866	—	211,866
Total other investments, at fair value	4,432,389	(1,545,583)	2,886,806	4,324,761	(1,654,924)	2,669,837

Investments in other ventures, under equity method	115,597	—	115,597	102,770	—	102,770

Total investments	$35,804,187	$(9,989,223)	$25,814,964	$32,639,456	$(9,249,241)	$23,390,215
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.

36

Comments on Non-GAAP Financial Measures
Retained Total Investments, Unrealized Gain (Loss)
The Company has included in this Financial Supplement “retained total investments, unrealized gain (loss).” “Retained total investments, unrealized gain (loss)” is defined as the unrealized gain (loss) of the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Unrealized gain (loss) of the consolidated total investments is the difference between fair value and amortized cost or equivalent of the respective investments as at the balance sheet date. “Retained total investments, unrealized gain (loss)” differs from the unrealized gain (loss) of the consolidated total investments, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. The Company’s management believes the “retained total investments, unrealized gain (loss)” is useful to investors because it provides a measure of the portion of the unrealized gain (loss) of investments in the Company’s consolidated total investments that is available (attributable) to RenaissanceRe common shareholders. The following table is a reconciliation of the total unrealized gain (loss) of investments, to “retained total investments, unrealized gain (loss).”

	September 30, 2025			December 31, 2024
	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)	Unrealized Gain (Loss) - Managed (1)	Adjustment (2)	Unrealized Gain (Loss) - Retained (3)
Fixed maturity investments trading, at fair value
U.S. treasuries	$132,855	$(32,496)	$100,359	$(60,748)	$(5,242)	$(65,990)
Corporate (4)	83,851	(27,159)	56,692	(57,047)	(65)	(57,112)
Other (5)	660	4,104	4,764	(70,231)	15,055	(55,176)
Total fixed maturity investments trading, at fair value	217,366	(55,551)	161,815	(188,026)	9,748	(178,278)
Short term investments, at fair value	(619)	348	(271)	(511)	414	(97)
Equity investments, at fair value
Fixed income exchange traded funds	16,524	—	16,524	—	—	—
Other equity investments	90,134	(125)	90,009	73,270	41	73,311
Total equity investments, at fair value	106,658	(125)	106,533	73,270	41	73,311
Other investments, at fair value
Catastrophe bonds	34,235	(32,375)	1,860	(16,861)	(11,663)	(28,524)
Fund investments	346,822	—	346,822	256,379	—	256,379
Direct private equity investments	68,727	—	68,727	99,473	—	99,473
Total other investments, at fair value	449,784	(32,375)	417,409	338,991	(11,663)	327,328
Investments in other ventures, under equity method	—	—	—	—	—	—
Total investments	$773,189	$(87,703)	$685,486	$223,724	$(1,460)	$222,264
Unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share (6)			$3.48			$(3.55)
(1)“Managed” represents the consolidated total investments as presented on the Company’s consolidated balance sheets.
(2)Adjustment for the portions of the consolidated total investments attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(3)“Retained” represents the consolidated total investments, less the portions attributable to redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds.
(4)Corporate fixed maturity investments include non-U.S. government-backed corporate fixed maturity investments.
(5)Includes agencies, non-U.S. government, residential mortgage-backed, commercial mortgage-backed and asset-backed securities within the Company’s fixed maturity investments trading portfolio.
(6)Represents the impact to book value per common share of the unrealized gain (loss) on total fixed maturity investments trading, at fair value, of $161.8 million at September 30, 2025 (December 31, 2024 - $(178.3) million). Book value per common share is calculated net of redeemable noncontrolling interests and third-party investors in certain joint ventures and managed funds. Accordingly, there is no corresponding managed metric for the unrealized gain (loss) on total fixed maturity investments trading, at fair value, per common share.

37

Comments on Non-GAAP Financial Measures

Operating (income) loss attributable to redeemable noncontrolling interests
The Company has included in this Financial Supplement “operating (income) loss attributable to redeemable noncontrolling interests.” “Operating (income) loss attributable to redeemable noncontrolling interests” is defined as net (income) loss attributable to redeemable noncontrolling interests as adjusted for the portion of the adjustments to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders in calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. The Company’s management believes that “operating (income) loss attributable to redeemable noncontrolling interests” is useful to investors because it provides additional information on the operations and financial results of the Company’s Managed Joint Ventures and how noncontrolling interests impact the Company’s results. The following table is a reconciliation of net (income) loss attributable to redeemable noncontrolling interests, the most directly comparable GAAP measure, to “operating (income) loss attributable to redeemable noncontrolling interests.”

	Three months ended		Nine months ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net (income) loss attributable to redeemable noncontrolling interests (1)	$(415,200)	$(450,176)	$(548,287)	$(919,734)
Adjustment for the portion of net realized and unrealized losses (gains) on investments, excluding other investments - catastrophe bonds attributable to redeemable noncontrolling interests	(13,353)	(101,588)	(68,774)	(49,723)
Adjustment for the portion of net foreign exchange losses (gains) attributable to redeemable noncontrolling interests	3,418	(16,851)	(13,086)	8,518
Adjustment for non-operating (income) loss attributable to redeemable noncontrolling interests (2)	(9,935)	(118,439)	(81,860)	(41,205)
Operating (income) loss attributable to redeemable noncontrolling interests	$(405,265)	$(331,737)	$(466,427)	$(878,529)
(1)A negative number in the table above represents net income earned by the Consolidated Managed Joint Ventures allocated to third-party investors. Conversely, a positive number represents net losses incurred by the Consolidated Managed Joint Ventures allocated to third-party investors.
(2)Represents the total portion of adjustments attributable to the Company’s redeemable noncontrolling interests which are excluded from net income (loss) available (attributable) to RenaissanceRe common shareholders when calculating the Company’s operating income (loss) available (attributable) to RenaissanceRe common shareholders. These adjustments include (1) net realized and unrealized gains and losses on investments, excluding other investments - catastrophe bonds and (2) net foreign exchange gains and losses.

38